                                                             EXHIBIT 10(c)



                                [CNA Letterhead]


                                 April 26, 1999


Board of Directors
Valley Forge Life Insurance Company
CNA Plaza
Chicago, Illinois  60685

Directors:

     I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus filed as part of post-effective amendment number 3 to the Registration Statement on Form N-4 filed by Valley Forge Life Insurance Company and Valley Forge Life Insurance Company Variable Annuity Separate Account (Reg. File No. 333-1087) with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                   Very truly yours,





                                   By: Lynne Gugenheim
                                       -------------------
                                       Lynne Gugenheim